Supplement dated October 18, 2022
to the following initial summary prospectus(es):
Soloist dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual funds are offered as investment options under the contract.
Effective September 30, 2022, the names of the investment options are updated as indicated below:
CURRENT NAME	UPDATED NAME
Neuberger Berman Guardian Fund – Investor Class	Neuberger Berman Large Cap Growth Fund – Investor Class
ISP-0684